Net Income (Loss) Per Share (Details) - Schedule of basic and diluted earnings (loss) per share attributable to common stockholders (Parenthetical) - USD ($) $ / shares in Units, $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Debt Instrument, Convertible, Conversion Price	$ 10.00
Preferred Stock, Accretion Value	$ 0	$ 14,682
Series D Preferred Stock [Member]
Debt Instrument, Convertible, Conversion Price		$ 4.50
Preferred Stock, Accretion Value	$ 0